U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 3, 2006

                        5G WIRELESS COMMUNICATIONS, INC.
             (Exact Name of Company as Specified in Its Charter)

          Nevada                          0-30448               20-0420885
(State or Other Jurisdiction       (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                     Identification No.)

        4136 Del Rey Avenue, Marina del Rey, California          90292
           (Address of Principal Executive Offices)            (Zip Code)

       Company's telephone number, including area code:  (310) 448-8022



          Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 3, 2006, the Company executed a final agreement for the acquisition of certain assets of Global Connect Inc., doing business as Ivado, a Michigan corporation (see Exhibit 10). Under the terms of this agreement, the Company acquired certain assets related to the development of time-share market for the sum of $935,000. This agreement specifies that it does not transfer, and the Company does not assume and expressly disclaims, any and all liabilities, costs, debts, claims and obligations of Global Connect relating to the assets acquired or otherwise; the Company does not have any obligation with respect to any obligations of Global Connect arising prior to the closing date of October 3, 2006.

     This acquisition was announced in a press on October 4, 2006
(see Exhibit 99).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-B.


                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: October 9, 2006                 By: /s/ Don Boudewyn
                                       Don Boudewyn,
                                       Executive Vice President

                                    EXHIBIT INDEX

Number                               Description

10     Asset Purchase Agreement between the Company and Global
       Connect, Inc., dated as of September 12, 2006 (not including Schedule 1, Schedule 2, Schedule 3 and Schedule
       4) (filed herewith).

99     Press release issued by the Company, dated October 4, 2006.

                                  EX-10
                        ASSET PURCHASE AGREEMENT

                        ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT is entered into effective as of September 12, 2006 (the "Effective Date") is made and entered into by and among Global Connect Inc. d/b/a Ivado, a Michigan corporation ("Global Connect"), on the one hand; and 5G Wireless Communications Inc., a publicly traded Nevada corporation ("5G Wireless"), on the other hand.

                                 RECITALS

     A. Global Connect is engaged in the business of developing and marketing telecommunications to the time share market.

     B. Pursuant to the terms and conditions of this Agreement, Global Connect wishes to sell to 5G Wireless, and 5G Wireless desires to purchase from Global Connect certain assets related to the development of time-share market.

     C. WHEREAS, the respective Boards of Directors of 5G Wireless and Ivado have adopted resolutions approving and adopting this asset purchase agreement.

     D. WHEREAS, each Global Connect Shareholder owns the number of shares of common stock of Global Connect set forth opposite such Shareholder's name in Schedule I attached hereto. (collectively, the "Shareholders");

     E. WHEREAS, the parties acknowledge that the Ivado name is a service name only and is not the company name;

                                 AGREEMENT

     The parties to this Agreement, intending to be legally bound, agree as follows:

1.  SALE OF ASSETS; RELATED TRANSACTIONS.

     1.1.  PURCHASE AND SALE.

           Subject to the terms and conditions contained herein, 5G Wireless agrees to buy and Global Connect agrees to sell those certain tangible and intangible assets, contracts, rights, and properties, including without limitation the equipment and related Intellectual Property Rights (as defined below), all as more particularly described in Schedule 2 to this Agreement (collectively, the "Assets").

     1.2.  ASSIGNMENT OF CONTRACTS.

           To the best of each parties' knowledge, there are no contracts directly related to the Assets (collectively, the "Contracts"). Global Connect agrees to assign all of its rights in such Contracts, if any, to 5G Wireless. Global Connect shall give all such assistance to 5G Wireless as 5G Wireless reasonably requests to enable 5G Wireless to enjoy the benefit of such Contracts. If consents to the transfer or assignment of such Contracts from third parties are required or in 5G Wireless' reasonable opinion desirable and such consents have not already been obtained, Global Connect will use its best efforts to obtain such consents prior to the Closing Date. A schedule is attached that provides more particulars related to the assigned contacts in Schedule 3.

     1.3.  COMPLETE TRANSFER.

           Global Connect expressly agrees that the sale of the Assets under this Agreement constitutes a complete transfer of all of its rights, title and interest with respect to the Assets and that Global Connect reserves no rights to market or otherwise transfer the Assets. Global Connect hereby assigns, waives, and/or sublicenses any and all Moral Rights (as defined below) Global Connect may have in or with respect to the Assets to the maximum extent permitted under the laws of any relevant jurisdiction worldwide. For purposes of this Section "Moral Rights" means any right to (i) divulge a copyrighted work to the public; (ii) retract a copyrighted work from the public;
           (iii) claim authorship of a copyrighted work; (iv) object to any distortion, mutilation or other modification of a copyrighted work; or (v) any and all similar rights, existing under the law of any jurisdiction in the world, or under any treaty. 5G Wireless shall have no obligation to Global Connect to support, maintain, offer, or do any other act relating to the Assets and may dispose of the Assets as 5G Wireless, in its sole discretion, decides. Notwithstanding the foregoing, Global Connect will retain all rights to the Licensed Technology (as defined in the License Agreement) outside the 5G Wireless Field of Use (as defined in the License Agreement). Further, except as restricted by any noncompetition obligations set forth in the License Agreement, Global Connect shall retain the right to create derivative works from the Licensed Technology (as defined in the License Agreement).

     1.4.  NO ASSUMPTION OF LIABILITIES.

           This Agreement does not transfer, 5G Wireless does not assume, and 5G Wireless expressly disclaims any and all liabilities, costs, debts, claims and obligations of Global Connect relating to the Assets or otherwise. 5G Wireless shall have no obligation with respect to any obligations of Global Connect arising prior to the Closing Date.

2.  PAYMENT.

     2.1.  PURCHASE PRICE.

           The aggregate purchase price for the Assets and the assigned agreement shall be Nine Hundred Thirty Five Thousand ($935,000) dollars and shall be paid as set forth on Schedule 4 subject to the successful completion of the closing as set forth.

     2.2.  TAXES.

           Global Connect shall be responsible for any and all sales or other transaction taxes, duties and other similar charges payable in connection with the sale of the Assets or the transactions and payments contemplated hereby.

3.  CLOSING.

     3.1.  CLOSING.

           On the Closing Date, October 3, 2006, (a) 5G Wireless shall pay to Global Connect, the amount in stock and other consideration set forth in Exhibit A, and (b) Global Connect shall deliver the following to 5G Wireless: (i) a bill of sale relating to the Assets in a form reasonably acceptable to 5G Wireless; (ii) a duly executed assignment of the Contracts in a form reasonably acceptable to 5G Wireless; and (iii) a duly executed assignment of the Intellectual Property Rights (as defined in Section 4.3.1) included in the Assets in a form reasonably acceptable to 5G Wireless.

     3.2.  TRANSFER OF ASSETS.

           On the Closing Date, Global Connect shall deliver to 5G Wireless at 5G Wireless' premises, or at such other place as the parties to this Agreement may mutually agree, the Assets (including without limitation, all source code thereto and programmers' notes, test scripts, build scripts and any and all other documentation and information necessary and useful to understanding and using the source code for the Assets, which shall be transferred on CD-ROM).

4.  REPRESENTATIONS AND WARRANTIES OF GLOBAL CONNECT.

Except as disclosed or excepted in the Schedule of Exceptions (the "Schedule"), which shall state the specific subsection of this
Section 4 to which each disclosure or exception is made, Global Connect represents and warrants to 5G Wireless as set forth in this
Section 4.

     4.1.  ORGANIZATION AND STANDING.

           Global Connect is a corporation organized, validly existing and in good standing under the laws of the State of Michigan.

     4.2.  POWER AND AUTHORIZATION.

           Global Connect has all requisite legal power and authority to enter into and perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the transactions contemplated hereby have been validly and duly authorized by all necessary corporate action on the part of Global Connect and no further authorization or approval, whether from directors or shareholders of Global Connect, or governmental bodies or otherwise, is necessary to enable Global Connect to enter into and perform the same; and this Agreement, when executed and delivered, shall constitute the legal and binding obligation of Global Connect, enforceable against Global Connect in accordance with its terms.

     4.3.  TITLE TO ASSETS; INTELLECTUAL PROPERTY.

          4.3.1.  GOOD TITLE.

          Global Connect has good and marketable title in and to all of the Assets including any patents, patent applications, service marks (Ivado), trade names, trademarks, trademark applications, copyrights, copyright applications, trade secrets, know-how, data or other proprietary or intellectual property rights included in the Assets (collectively, "Intellectual Property Rights") and such are not subject to any mortgage, pledge, lien, lease, claim, encumbrance, charge, security interest, royalty obligations or other interest or claim of any kind or nature whatsoever, and Global Connect and does not license any component thereof from a third party. There are no material agreements or arrangements between Global Connect and any third party which are reasonably likely to have a material effect upon Global Connect's title to and other rights respecting the Assets. Global Connect has the sole right to bring actions for infringement of any Intellectual Property Rights included in the Assets.

          4.3.2.  EMPLOYEES.

          The Assets do not include any inventions of any of Global Connect's officers, employees or consultants made or owned prior to their appointment by Global Connect. All current or former employees and consultants have assigned in writing all of their rights in the Intellectual Property Rights related to the Assets to Global Connect. No current or former employee or consultant of Global Connect owns or has claimed an interest in any Intellectual Property Rights related to the Assets or, to the best of Global Connect's knowledge, any other Intellectual Property Rights directly or indirectly competitive with those related to the Assets.

          4.3.3.  PROTECTION OF OWNERSHIP INTEREST.

          Global Connect has taken and will take all reasonable security measures to protect the secrecy, confidentiality and value of all Intellectual Property Rights transferred in accordance with this Agreement. Global Connect has not taken any action or, to its knowledge, failed to take an action that directly or indirectly caused the proprietary information contained in the Assets to enter the public domain or in any way affected its value or Global Connect's absolute and unconditional ownership thereof. No source code or object code of any Intellectual Property Rights is subject to escrow and such source code has not been disclosed to any third party.

          4.3.4.  NO LIMITATIONS ON ASSETS.

          With respect to the transfer of rights in and to the Assets under this Agreement, except as to the Contracts assigned to 5G Wireless under Section 1.2, 5G Wireless shall be subject to no limitations, obligations or restrictions with regard to the sale, license, distribution or other transfer or exploitation of the Assets, whether in the form transferred to 5G Wireless or after modification. All rights to any tangible or intangible property material (including, but not limited to, all Intellectual Property Rights in the Assets) to the Assets and used in Global Connect's business as presently conducted or currently planned by Global Connect, or as conducted by any predecessor entity to Global Connect or prior owner of any portion of the Assets, have been validly transferred to Global Connect free of any adverse claims by any such predecessor entity, or any partner, limited partner, security holder or creditor of any such predecessor entity, and no such property rights remain in any such entity. Global Connect is under no obligation to pay any other party any royalties or other fixed or contingent amounts based upon the sale, license, distribution or other use or exploitation of the Assets.

          4.3.5.  NO VIOLATION OF THIRD PARTY RIGHTS.

          The use of the Assets and the Intellectual Property Rights in the Assets in the conduct of Global Connect's business have not and do not infringe or conflict with the rights of others under any Intellectual Property Rights in any jurisdiction in the world.

          4.3.6.  NO INDEMNITY OBLIGATIONS.

          Global Connect has not agreed to indemnify any third party for or against any infringement of any Intellectual Property Rights.

          4.3.7.  CONFLICTING AGREEMENTS.

          Neither the execution nor delivery by Global Connect of this Agreement nor compliance by Global Connect with the terms and provisions hereof will (a) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the bylaws or articles of incorporation of Global Connect, any award of any arbitrator or any other agreement, any regulation, law, judgment, order or the like to which Global Connect is subject or any Contract, or (b) result in the creation of any lien upon all or any of the Assets. Global Connect is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness, any agreement relating thereto or any other contract or agreement which restricts or otherwise limits the transfer of the Assets.

     4.4.  CAPITALIZATION.

          The shareholders of Global Connect listed on Part 4.5 of the Schedule beneficially own the shares listed on Part 4.5, and will be as of the Closing Date, the sole shareholders of Global Connect (the "Shareholders"). Only the Shareholders shall have the right to receive the Shares (as defined in Exhibit B) upon the Company's distribution of the Shares (as defined in Exhibit
          B) after the Closing Date.

     4.5.  LITIGATION.

          No action, suit, proceeding or investigation is pending or threatened against Global Connect: (a) which questions the validity of this Agreement or the right of Global Connect to enter into this Agreement or seeks to prevent any of the transactions contemplated under this Agreement, (b) which is reasonably likely to have a material adverse effect on the Assets, (c) which challenges the ownership or use, in any respect, of the Assets, or (d) which challenges the rights of Global Connect under or the validity of any of the Intellectual Property Rights. There is no judgment, decree, injunction, rule or order of any court, governmental department, commission agency, instrumentality or arbitrator or other similar ruling outstanding against Global Connect relating to the Assets or this transaction. No action, suit, proceeding or investigation is pending or threatened by Global Connect against any third party relating to the Assets.

     4.6.  GOVERNMENTAL AUTHORIZATIONS AND REGULATIONS.

          Global Connect is not in violation of any laws, material governmental orders, rules or regulations, whether federal, state or local, to which Global Connect or the Assets are subject except for any such violations which are not reasonably likely to have a material adverse effect on Global Connect. Global Connect has prior to the Closing Date delivered to 5G Wireless a true and correct list of all licenses, franchises, permits and other governmental authorizations held by Global Connect that are material in connection with Global Connect's business related to the ownership and use of the Assets.

     4.7.  BULK SALES LAWS.

          The Bulk Sales laws of no state are applicable to the sale and transfer of the Assets.

     4.8. MATERIAL CONTRACTS, COMMITMENTS, AND PRODUCT WARRANTIES.

          Global Connect has supplied 5G Wireless true and correct copies of all of the Contracts. Except for terminated agreements, each of the Contracts is valid, binding and in full force and effect in all material respects and enforceable by Global Connect, in accordance with its terms. Global Connect is not in default under any of the Contracts. No party to a Contract has terminated or overtly threatened termination of any contractual arrangement with Global Connect directly related to the Assets.
          To the knowledge of Global Connect, no other party to any of the Contracts is in material default thereunder. Global Connect has supplied to 5G Wireless copies of any and all written warranties by Global Connect granted with respect to the Assets. To the extent that any of such Contracts require the consent of the other party to the assignment of a Contract to 5G Wireless, then this consent has been obtained by Global Connect.

     4.9. MANUFACTURING AND TECHNOLOGY RIGHTS.

          Global Connect has not granted rights to manufacture, publish, produce, assemble, license or sell the Intellectual Property Rights or any of its technology to any other person and is not bound by any agreement which affects Global Connect's exclusive right to manufacture, publish, produce, assemble, license, distribute or sell the Intellectual Property Rights.

     4.10. TAXES.

          There are no tax liens against the Assets and there is no basis for any such lien.

     4.11. BROKERAGE.

          There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Global Connect.

     4.12. FULL DISCLOSURE.

          This Agreement, the Exhibits and Schedules hereto, the License Agreement, and all other documents delivered by Global Connect to 5G Wireless or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, when taken as a whole, do not contain any untrue statement of a material fact nor, to Global Connect's knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

5.  REPRESENTATIONS AND WARRANTIES OF 5G WIRELESS.

5G Wireless represents and warrants to Global Connect as follows:

     5.1. ORGANIZATION AND STANDING.

          5G Wireless is a corporation duly organized, validly existing and in good standing under the law of Nevada.

     5.2. POWER; AUTHORIZATION.

          5G Wireless has all requisite legal power and authority to enter into and perform this Agreement in accordance with its terms. The execution and delivery of this Agreement and the transactions contemplated hereby have been validly and duly authorized by all necessary corporate action on the part of 5G Wireless and no further authorization or approval, whether from directors or shareholders of 5G Wireless or governmental bodies or otherwise, is necessary to enable 5G Wireless to enter into and perform the same; and this Agreement, when executed and delivered, shall constitute the legal and binding obligation of 5G Wireless, enforceable against 5G Wireless in accordance with its terms.

     5.3. SHARES VALIDLY ISSUED.

          When issued in compliance with the provisions of this Agreement, the Shares (as defined in Exhibit A) will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares (as defined in Exhibit A) may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed, or otherwise noted in Exhibit A.

     5.4. CONFLICTING AGREEMENTS.

          Neither the execution nor delivery by 5G Wireless of this Agreement nor compliance by 5G Wireless with the terms and provisions hereof will conflict with, or result in a breach of
          (a) the terms, conditions or provisions of, or constitute a default under, or result in any violation of, the bylaws or articles of incorporation of 5G Wireless or any agreement to which 5G Wireless is a party, which would prevent any of the transactions contemplated under this Agreement or the License Agreement, or (b) any regulation, law, judgment, order or the like to which 5G Wireless is subject, the default or violation of which would prevent any of the transactions contemplated under this Agreement or the License Agreement.

     5.5. LITIGATION.

          No action, suit, proceeding or investigation is pending or threatened against 5G Wireless which questions the validity of this Agreement or the License Agreement or the right of 5G Wireless to enter into this Agreement or the License Agreement or seeks to prevent any of the transactions contemplated under this Agreement or the License Agreement.

     5.6. BROKERAGE.

          There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of 5G Wireless.

6.  CLOSING CONDITIONS OF GLOBAL CONNECT.

     6.1. GLOBAL CONNECT'S OBLIGATIONS TO SELL THE ASSETS

          Assets are subject to the fulfillment on or prior to the Closing Date of all of the conditions set forth in this Section
          6. 5G Wireless acknowledges and agrees that Global Connect shall not owe 5G Wireless any amount for a failure of the closing to occur as a result of a closing condition.

     6.2. MATERIAL ADVERSE CHANGE.

          Global Connect shall be satisfied in its sole discretion that the representations and warranties made by 5G Wireless in
          Section 5 above are true and correct as of the Closing Date.

     6.3. CONSENTS, APPROVALS AND WAIVERS.

          Global Connect and 5G Wireless shall have obtained, in a manner satisfactory to Global Connect and its counsel, any and all approvals, consents, permits and waivers and made all filings necessary or appropriate for the sale and transfer of the Assets under this Agreement.

     6.4. COVENANTS.

          All covenants, agreements and conditions contained in this Agreement to be performed by 5G Wireless on or prior to the Closing Date shall have been performed or complied with in all respects.

     6.5. PROCEEDINGS AND DOCUMENTS.

          All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to Global Connect and its counsel, and Global Connect and its counsel shall have received all such counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

     6.6. LICENSE AGREEMENT.

          The License Agreement shall have been executed and delivered by the parties thereto.

7.  CLOSING CONDITIONS OF 5G WIRELESS.

5G Wireless' obligations to purchase the Assets are subject to the fulfillment on or prior to the Closing Date of all of the conditions set forth in this Section 7.

     7.1. SATISFACTORY DUE DILIGENCE; MATERIAL ADVERSE CHANGE.

          5G Wireless shall be satisfied in its sole discretion (a) that the representations and warranties made by Global Connect in
          Section 4 above are true and correct as of the Closing Date,
          (b) that any matters included in the Schedule which 5G Wireless deems to be unacceptable and which have been specified in writing to Global Connect have been remedied to 5G Wireless's satisfaction, and (c) with the results of its business, technical, legal and financial review of the books, records, agreements and other legal documents and business organization of Global Connect.

     7.2. CONSENTS, APPROVALS AND WAIVERS.

          Global Connect and 5G Wireless shall have obtained, in a manner satisfactory to 5G Wireless and its counsel, any and all approvals, consents, permits and waivers and made all filings necessary or appropriate for the sale and transfer of the Assets under this Agreement.

     7.3. COVENANTS.

          All covenants, agreements and conditions contained in this Agreement to be performed by Global Connect on or prior to the Closing Date shall have been performed or complied with in all respects.

     7.4. PROCEEDINGS AND DOCUMENTS.

          All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to 5G Wireless and its counsel, and 5G Wireless and its counsel shall have received all such counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

     7.5. LICENSE AGREEMENT.

          The License Agreement shall have been executed and delivered by the parties thereto.

8.  INDEMNIFICATION.

     8.1. GLOBAL CONNECT INDEMNITY.

          Global Connect and its successors (collectively, the "Sellers") agree to indemnify 5G Wireless, its affiliates, its subsidiaries, or its successors (collectively the "Purchasers") and hold them harmless from and against any and all liabilities, losses, damages, costs or expenses (including without limitation reasonable legal and expert witnesses' fees and expenses) incurred by the Purchasers, directly or indirectly, to the extent that such liabilities, losses, damages, costs or expenses ("Damages") are occasioned by, caused by or arise out of:

          8.1.1. Any breach of any of the representations or warranties or failure to perform any of the covenants made by the Sellers in this Agreement, or any certificate, exhibit, instrument or other document delivered pursuant to this Agreement; or

          8.1.2. Any debts, claims, liabilities, or obligations of the Sellers not expressly assumed by Purchaser pursuant to this Agreement; or

          8.1.3. Any breach of any of the representations or warranties or failure to perform any of the covenants made by the Sellers in the License Agreement, or any certificate, exhibit, instrument or other document delivered pursuant to the License Agreement.

     8.2. 5G WIRELESS INDEMNITY.

          Purchaser agrees to indemnify Seller and hold them harmless from and against any and all liabilities, losses, damages, costs or expenses (including without limitation reasonable legal and expert witnesses' fees and expenses) incurred by the Sellers to the extent that such Damages are occasioned by, caused by or arise out of:

          8.2.1. Any breach of any of the representations or warranties or failure to perform any of the covenants made by Purchasers in this Agreement, or any certificate, exhibit, instrument or other document delivered pursuant to this Agreement; or

9. INDEMNIFICATION CLAIMS.

If either party hereto (the "Claimant") wishes to assert an indemnification claim against the other party hereto, the Claimant shall deliver to the other party a written notice setting forth:

     9.1. SPECIFIC REPRESENTATION AND WARRANTY

          alleged to have been breached by such other party;

          9.1.1.a detailed description of the facts and circumstances giving rise to the alleged breach of such representation and warranty; and

          9.1.2. a detailed description of, and a reasonable estimate of the total amount of, the Damages actually incurred or expected to be incurred by the Claimant as a direct result of such alleged breach.

          A copy of any notice delivered to the Sellers shall be delivered by the Purchasers to the Shareholder Representative, Josh Henschell.

     9.2. DEFENSE OF THIRD PARTY ACTIONS.

          If either party hereto (the "Indemnified Party") receives notice or otherwise obtains knowledge of the commencement or threat of any claim, demand, dispute, action, suit, examination, audit, proceeding, investigation, inquiry or other similar matter that may give rise to an indemnification claim against the other party hereto (the "Indemnifying Party"), then the Indemnitee shall promptly deliver to the Indemnified Party a written notice describing such complaint or the commencement of such action or proceeding; provided, however, that the failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability under this Agreement with respect to such claim only if, and only to the extent that, such failure to notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with respect to such claim or the opportunity to defend or participate in the defense of said claim.

          The Indemnifying Party shall have the right, upon written notice delivered to the Indemnified Party within 20 days thereafter to assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such 20 day period, then such Indemnified Party may employ counsel, reasonably acceptable to the Indemnifying Party, to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such counsel as incurred; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding with respect to which indemnification is being sought hereunder, the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such litigation and to retain its own counsel at such party's own expense.

          The Indemnifying Party or the Indemnified Party, as the case may be, shall at all times use all commercially reasonable efforts to keep the Indemnifying Party or the Indemnified Party, as the case may be, reasonably apprised of the status of the defense of any action, the defense of which they are maintaining, and to cooperate in good faith with each other with respect to the defense of any such action. No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not settle any claim or assertion, unless the Indemnified Party consents in writing to such settlement, which consent shall not be unreasonably withheld.

     9.3. EXPIRATION OF REPRESENTATIONS AND WARRANTIES.

          All of the representations and warranties set forth in this Agreement shall terminate and expire, and shall cease to be of any force or effect on the first anniversary of the Closing Date, and all liability of Global Connect and 5G Wireless with respect to such representations and warranties shall thereupon be extinguished; provided, however, that if, prior to such first anniversary, Claimant delivers a written notice to the other party hereto or to the Escrow Agent, then the specific indemnification claim set forth in such notice shall survive such first anniversary (and shall not be extinguished thereby) until the settlement of such specific claim.

10.  POST-CLOSING COVENANTS.

     10.1. FURTHER ASSURANCES.

          Global Connect shall not voluntarily undertake any course of action which interferes in any way with the rights obtained by 5G Wireless hereunder or is otherwise inconsistent with the satisfaction of its obligations or agreements set forth in this Agreement. Global Connect hereby agrees not to contest 5G Wireless's ownership of the Intellectual Property Rights or 5G Wireless's title to the Assets. Global Connect shall execute, acknowledge and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer, consistent with the terms of this Agreement, which are reasonably requested and prepared by 5G Wireless or its counsel and shall take any other action, consistent with the terms of this Agreement, that may be reasonably requested and prepared by 5G Wireless or its counsel for the purpose of assigning, transferring, granting, conveying, and confirming to 5G Wireless or reducing to its possession, any or all of the Assets or the liabilities. 5G Wireless shall be solely responsible for all out-of-pocket costs related to such requests. If 5G Wireless cannot secure Global Connect's signature for any of the foregoing after reasonable efforts, Global Connect appoints 5G Wireless as Global Connect's attorney-in-fact to take all actions 5G Wireless deems reasonably necessary to exercise its rights under this Section.

     10.2. CONFIDENTIALITY.

          From and after the Closing Date, to the maximum extent permitted by applicable law, all technical, marketing and other information directly relating to the Assets and Intellectual Property Rights thereto shall at all times be and remain the sole and exclusive property of 5G Wireless. At all times after the Closing Date, Global Connect shall retain in strictest confidence, and shall not disclose to third parties or use for its benefit or for the benefit of any third party, all information assigned under this Agreement or disclosed by 5G Wireless or in any other way relating to the Assets. Global Connect understands and agrees that 5G Wireless's remedies at law for a breach by Global Connect of its obligations under this Section will be inadequate and that 5G Wireless shall, in the event of any such breach, be entitled to equitable relief (including without limitation injunctive relief and specific performance) in addition to all other remedies provided under this Agreement or available to 5G Wireless at law.

11.  MISCELLANEOUS.

     11.1. GOVERNING LAW.

          This Agreement shall be governed by and construed in accordance with the substantive laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California. Any action or proceeding brought by either party against the other arising out of or related to this Agreement shall be brought exclusively in a state or federal court in Los Angeles County, California.

     11.2. WAIVERS; CUMULATIVE REMEDIES.

          Any waiver, consent or the like must be in writing. Any waiver by either party of any breach of this Agreement by the other party shall not constitute a waiver of any other or subsequent breach of this Agreement. All remedies, either under this Agreement or by law or otherwise, afforded to the parties hereunder shall be cumulative and not alternative.

     11.3. NOTICES.

          All notices and other communications required or permitted hereunder shall be in writing and shall be effective upon receipt by facsimile with a confirming copy sent by first-class mail, postage prepaid, or five (5) days after deposit in the U.S. postal system by certified or registered mail, return receipt requested, postage prepaid to the addresses first set forth below such other address as a party may designate for itself by providing notice hereunder:

If to Global Connect:                        If to 5G Wireless:
Josh Henschell                               Jerry Dix
Global Connect, Inc.                         5G Wireless Communications, Inc.
3104 Logan Valley Road                       4136 Del Rey Avenue
Traverse City, MI 49684                      Marina del Rey, CA 90292
Fax:  (231-346-5926)                         Fax:  (310) 305-3076

     11.4. AUDIT.

          Each party shall provide the other with notice of an audit by any tax authority of such party's books and records which is reasonably likely to relate to the Assets or the sale of the Assets in this transaction.

     11.5. ATTORNEYS' FEES.

          In any action brought to construe or enforce this Agreement, the prevailing party shall receive in addition to any other remedy to which it may be entitled, compensation for all costs incurred in pursuing such action, including, but not limited to, reasonable attorneys' and expert witnesses' fees and costs.

     11.6. EXPENSES.

          Each party shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transaction contemplated hereby.

     11.7. SEVERABILITY.

          In case any provision of this Agreement is held to be invalid or unenforceable, such provision shall be deemed amended to the extent required to make it valid and enforceable and such amended provision and the remaining provisions of this Agreement will remain in full force and effect.

     11.8. TITLE AND HEADINGS.

          The titles and headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.9. SUCCESSOR AND ASSIGNS.

          The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

     11.10. RIGHTS OF THIRD PARTIES.

          Nothing contained in this Agreement, express or implied, shall be deemed to confer any rights or remedies upon, or obligate any of the parties hereto, to any person or entity.

     11.11. PUBLICITY.

          The terms of this Agreement shall be considered confidential information of 5G Wireless and Global Connect. Both parties agree that the specific provisions hereof shall not be revealed or disclosed by it without the prior written consent of the other except to the extent such disclosure is required by applicable law or regulation.

     11.12. ENTIRE AGREEMENT; AMENDMENT.

          This Agreement, the Exhibits hereto and the other documents delivered pursuant hereto constitute the full, exclusive, complete and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersedes and revokes all other previous discussions, understanding and agreements, whether oral or written, between the parties with regard to the subject matter hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the affected party.

          The parties to this Agreement have caused this Agreement to be executed and delivered as of September 29, 2006.

                                        5G WIRELESS COMMUNICATIONS, INC.,
                                        a Nevada corporation


                                        By: /s/  Jerry Dix
                                        Printed Name:  Jerry Dix
                                        Title: Chief Executive Officer


                                        GLOBAL CONNECT, INC.
                                        a Michigan corporation


                                        By: /s/  Josh Henschell
                                        Printed Name:   Josh Henschell
                                        Title: Chief Executive Officer


                                 Schedule 1

                               Global Connect
                            Capitalization Table

                              (Confidential)



                                 Schedule 2

                               (Confidential)


                           Schedule 3 - Contracts

                               (Confidential)


                          Schedule 4 - Compensation

                               (Confidential)

                                  EX-99
                              PRESS RELEASE

5G Wireless Completes Acquisition of Ivado Assets
Wi-Fi Hardware Manufacturer, 5G, Acquires IVADO's Domestic and
International Resort and Timeshare Deployment Contracts

MARINA DEL REY, CA -- (MARKET WIRE) -- October 04, 2006 -- 5G Wireless Communications Inc. (OTCBB: FGWI), a leader in the wireless broadband industry, today announced it has purchased certain assets of wireless service provider IVADO, a registered trademark brand of Global Connect Inc. This acquisition signals the anticipated entrance and diversification of 5G into the wireless service provider market while strategically positioning the company to fully leverage both the regrowth of the travel/hospitality business and the needs of their customers.

The result is the creation of a new services division within 5G Wireless that will focus on the installation, delivery, support and back office management for wireless networks in both domestic and international markets, while expanding IVADO's core services to new locations in the travel and hospitality markets. This move will enable 5G to gain traction in the timeshare market, which, according to the ARDA (the American Resort Development Association), is under-penetrated in the wireless network market, with less then 25% of timeshare locations having installed Wi-Fi networks. According to industry studies, the Wi-Fi services market for US timeshares has an aggregated potential market size of $75 million annually.

"Having serviced the travel and hospitality industry using a variety of wireless solutions, we have found that the 5G products delivered significant improvements both in terms of coverage, user capacity and manageability while clearly providing cost savings for our business model, so the consolidation came naturally," says Joshua Henschell, President of IVADO. "With 5G's solid operating and management team, I feel confident that going forward, the business can only expand and flourish."

"After receiving a firm commitment from IVADO to be their exclusive supplier, we began examining the overall wireless service provider market in the hospitality industry that had been serviced by IVADO," says Jerry Dix, CEO of 5G Wireless. "We saw the capital cost of the equipment as the prohibitive growth factor in this market and that by leveraging our core product line to create a much lower Total Cost of Ownership (TCO) than competitors, we could quickly emerge as the market leader. The contracts IVADO hold offer opportunity to add new deployments, while enabling us to reach a market-leading position and create a new and recurring revenue stream. This recurring revenue base, combined with existing 5G revenue from equipment sales to universities and international customers, should make a substantial positive impact, bringing enhanced value to shareholders. Our goal is to deploy between 2,000 and 3,000 units per month, adding to the existing 3,800 units already deployed as we complete this initial 22,000-unit contract. Revenue from these deployments is expected to be at $10-$12 dollars per month per unit initially, with the upside potential reaching $17-$20 per unit as the units mature."

The board of directors of 5G Wireless approved the transaction effective October 2, 2006 and execution of the final agreement took place today October 3, 2006 in Marina del Rey, California.
About 5G Wireless Communications Inc.

5G Wireless Communications Inc. is a wireless systems infrastructure company with technology and network architecture based on standard IEEE 802.11b/g Wi-Fi equipment. The 5G Wi-Fi system functions through macro-cell base stations deployed in key areas, while dead spots are filled in with smaller micro cells following the proven deployment strategy used today by cellular carriers. This type of structural design allows for a well-tailored combination of cells resulting in the ability to add higher capacity where and when needed. 5G Wireless Base Stations have the advantage of multiple usage and varying functionalities for both the private and public sectors, including governance and administration for government departments, security and intelligence purposes, and educational uses, as well as for the management of data by businesses and companies. 5G Wireless' value proposition -- significantly increased performance at the lowest possible Total Cost of Ownership (TCO) -- is quickly becoming a key consideration in the strategic deployment of the wireless experience. The company is located in Marina del Rey, CA. For additional information call 800.916.1611 or visit ww.5gwireless.com.

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications may arise which could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward-looking statements are further qualified by other factors including, but not limited to, those set forth in the company's Form 10-K filing and other filings with the United States Securities and Exchange Commission. The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise. All product or service names mentioned herein are the trademarks of their respective owners.

Contact:
Jennifer Fader
TERPIN COMMUNICATIONS
(310) 821-6100 x112
jfader@terpin.com

SOURCE:  5G Wireless Communications Inc.